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                                                                EXHIBIT 23(h)-8b


                             FIRST AMENDMENT TO THE

                             PARTICIPATION AGREEMENT

                                      among

                       BERGER INSTITUTIONAL PRODUCTS TRUST

                                   BERGER LLC

                                       and

                       CONSECO VARIABLE INSURANCE COMPANY

               (formerly GREAT AMERICAN RESERVE INSURANCE COMPANY)


         This Amendment is dated as of the 14th day of January, 2000 by and among Great American Reserve Insurance Company ("Insurance Company"), Berger Institutional Products Trust (the "Trust"), and Berger LLC (formerly Berger Associates, Inc.) ("Berger").

         WHEREAS, the parties desire to amend said Agreement in the manner hereinafter set forth;

         NOW, THEREFORE, the parties hereby amend the Agreement in the following form:

         1. Change the name of the company to Conseco Variable Life Insurance Company.
         2.       Amend and restate Schedule A as follows.

                  Conseco Variable Life -

                  1.    Variable Annuity Account C     July 27, 1992
                  2.    Variable Annuity Account E     November 12, 1993
                  3.    Variable Annuity Account F     November 7, 1997
                  4.    Variable Annuity Account G     January 18, 1996
                  5.    Variable Annuity Account H     November 1, 1999

         3.       Add to Schedule B:

                  Contract Form 22-4061
                  Contract Form CVIC 2000/CVIC 2001
                  Contract Form CVIC 1000


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                                                                EXHIBIT 23(h)-8b


The Agreement, as amended, shall remain in full force and effect.

         IN WITNESS THEREOF, the Insurance Company, the Trust and Berger have caused this Amendment to be executed by their duly authorized officers effective of the date first written above.

CONSECO VARIABLE INSURANCE COMPANY

By:
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BERGER INSTITUTIONAL PRODUCTS TRUST

By:
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BERGER LLC

By:
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